Exhibit 99.1


    Morgan Stanley Reports Third Quarter Net Income of $1.3 Billion With Return on Equity of 22.0%;
    Earnings Per Share are $1.15

    NEW YORK--(BUSINESS WIRE)--Sept. 23, 2003--Morgan Stanley (NYSE:
MWD) today reported net income of $1,269 million for the quarter ended August 31, 2003 -- a 108 percent increase from the third quarter of 2002 and 112 percent from the second quarter of 2003. Diluted earnings per share were $1.15 -- compared to $0.55 a year ago and $0.55 in the second quarter. Changes to the terms of the Company's equity-based compensation program made in the third quarter increased net income by $350 million and diluted earnings per share by $0.32.
    Third quarter net revenues (total revenues less interest expense and the provision for loan losses) were $5.3 billion -- 13 percent better than last year's third quarter and 4 percent ahead of this year's second quarter. The annualized return on average common equity for the quarter was 22.0 percent.
    Philip J. Purcell, Chairman & CEO, and Robert G. Scott, President & COO, said in a joint statement, "We are very pleased with these results. Business has clearly picked up in equity underwriting and retail securities, and our fixed income division had another outstanding quarter. We have begun to see the benefits of an improving environment as well as our previous expense initiatives."
    For the first nine months of 2003, net income was $2,773 million, a 23 percent increase over $2,256 million a year ago. Nine-month diluted earnings per share were $2.52, up 24 percent from last year's $2.03. Net revenues rose 6 percent from a year ago to $15.8 billion and the annualized return on average common equity was 16.3 percent.
    During the quarter, the Company completed an extensive analysis of its equity-based compensation program and implemented changes that emphasized long-term service and retention objectives, including longer vesting periods and higher eligibility requirements. As a result, the Company is expensing awards over a longer period of service. The effect of these changes reduced compensation expense by $519 million and increased net income by $350 million, or $0.32 per share, for the three and nine month periods ended August 31, 2003. The annualized return on average common equity increased by 6.1 percentage points for the quarter and 2.1 percentage points for the year-to-date period. By business segment, net income increased as follows:
Institutional Securities, $273 million; Individual Investor Group, $48 million; Investment Management, $22 million; and Credit Services, $7 million. The business segment review below includes the effects of these changes.
    In addition, the Company's segment results have been restated to reflect reallocations of certain revenues and expenses. While such reallocations had no effect on the Company's consolidated results of operations, they affected the net income of each segment. For a discussion of these changes, see "Explanatory Note" immediately preceding the financial pages of this release.

    INSTITUTIONAL SECURITIES

    Institutional Securities net income increased to $825 million from last year's third quarter of $264 million. Net revenues increased 32 percent, driven by the Company's fixed income business, which achieved its second best quarter, and an improved market for equity underwriting.

    -- Fixed income sales and trading net revenues more than doubled from third quarter 2002 to $1.5 billion. The increase resulted from strong performances in the credit products, interest-rate and currency products, and commodities groups. The revenue increases in credit products and interest rate products reflected a favorable trading environment, strong capital markets activity and increases in interest rate volatility. Higher commodities revenues were driven by increased activity in electricity, natural gas and oil markets.

    -- Equity sales and trading net revenues declined 21 percent from a year ago to $830 million, reflecting lower revenues in the Company's cash and derivative products businesses. Sharply lower equity market volatility negatively affected results.

    -- Advisory revenues were $130 million, down 13 percent from last year due to declining levels of global M&A activity.
        Industry-wide, completed M&A transaction volume fell 24
        percent compared with third quarter 2002.(1)

    -- Underwriting revenues of $388 million were 55 percent above last year's third quarter. An improved market share in equity -- combined with an industry-wide increase in equity underwriting activity -- drove the increase. An increase in industry-wide fixed income underwriting activity also contributed to these results.

    -- For the calendar year-to-date, the Company ranked third in completed global M&A with a 20 percent market share; fifth in announced global M&A with a 14 percent market share; third in worldwide equity and equity related issuances with a 10 percent market share; and fourth in U.S. investment grade debt issuances with an 11 percent market share.(2)

    INDIVIDUAL INVESTOR GROUP

    The Individual Investor Group net income rose to $125 million compared to $18 million for the third quarter of 2002.

    -- Total net revenues increased 3 percent from third quarter 2002 to $1,054 million. Third quarter 2002 net revenues included $95 million associated with the sale of the Company's MS Online brokerage accounts, and a $45 million writedown of an equity investment related to the Company's European retail securities activities. In the current quarter, principal transaction trading revenues increased 22 percent and commissions rose 7 percent, driven primarily by increased individual investor interest in equity products.

    -- Total client assets of $544 billion were 5 percent higher than the end of last year's third quarter, reflecting, in part, a 10 percent increase in the S&P 500 over the same period of time. In addition, client assets in fee-based accounts rose 14 percent to $122 billion, and the percentage of client assets in fee-based accounts increased to 22 percent from 21 percent a year ago.

    -- At quarter-end, the number of global financial advisors was 11,326 -- a decrease of 318 for the quarter and 2,264 over the past year.

    INVESTMENT MANAGEMENT

    Investment Management net income rose to $116 million from $97 million in last year's third quarter. The increase was driven primarily by a lower income tax rate. Asset management fees decreased 4 percent reflecting lower distribution and redemption fees.

    -- The Company's assets under management were $433 billion, up $12 billion over the second quarter of this year and $9 billion over the third quarter of last year. The increase during the quarter reflected market appreciation and positive net customer flows, while the increase from last year was due to market appreciation.

    -- Retail assets of $268 billion were $9 billion higher than the end of the second quarter and $8 billion higher than a year ago. Institutional assets were $165 billion, an increase of $3 billion for the quarter and $1 billion compared to a year ago.

    -- Among full-service brokerage firms, the Company had the highest number of domestic funds (47) receiving one of Morningstar's two highest ratings.(3) The percent of the Company's fund assets performing in the top half of the Lipper rankings over three years was 69 percent, unchanged from a year ago.(4)

    CREDIT SERVICES

    Credit Services quarterly net income declined to $185 million from $209 million in the third quarter of 2002. On a managed loan basis, an increase in the provision for loan losses was partially offset by lower non-interest expenses and higher net interest income.

    -- Managed credit card loans at quarter end rose 1 percent from a year ago to $50 billion and the interest rate spread was unchanged at 8.91 percent.

    -- Merchant and cardmember fees were essentially unchanged at $523 million as higher merchant discount fees from increased transaction volume were offset by lower cardmember late fees. Transaction volume rose 2 percent from a year ago to $24.8 billion, driven by a 6 percent increase in sales.

    -- The managed credit card net charge-off rate increased to 6.90 percent -- 83 basis points above a year ago and 40 basis points above last quarter. The over-30-day delinquency rate was 6.05 percent -- 33 basis points above last year but 16 basis points below last quarter. Sustained high levels of U.S. bankruptcy filings and unemployment along with changes in the Company's account re-aging policy, which tightened terms under which delinquent accounts are returned to a current status -- negatively affected the charge-off and delinquency rates.

    -- Non-interest expenses of $542 million declined 12 percent compared with third quarter 2002, primarily due to a decline in marketing and advertising expenses.

    As of August 31, 2003, the Company had repurchased approximately 9 million shares of its common stock since the end of fiscal 2002. The Company also announced that its Board of Directors declared a $0.23 quarterly dividend per common share. The dividend is payable on October 31, 2003, to common shareholders of record on October 10, 2003.
    Total capital at August 31, 2003 was $78.2 billion, including $26.5 billion of common shareholders' equity and preferred securities subject to mandatory redemption. Book value per common share was $21.79, based on 1.1 billion shares outstanding.

    Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 28 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

    Access this press release on-line @www.morganstanley.com

    (See Attached Schedules)

    This release may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Competition" and "Regulation" in Part I, Item 1 in the Company's 2002 Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for fiscal 2003.

    (1) Source: Thomson Financial Securities Data -- for the periods:
June 1 to August 31, 2002 & 2003.
    (2) Source: Thomson Financial Securities Data -- for the period January 1, 2003 to August 31, 2003.
    (3) Full service brokerage firms include: Merrill Lynch, Citigroup and Prudential. As of August 31, 2003.
    (4) As of July 31, 2003.


                            MORGAN STANLEY


    Explanatory Note

    As previously disclosed, the Company has been reviewing its segment allocation methodology. This review resulted in the reallocation of certain revenues and expenses in the third quarter of 2003 among the Company's business segments, Institutional Securities ("IS"), Individual Investor Group ("IIG"), Investment Management ("IM") and Credit Services. The Company believes that the results of these reallocations better reflect the economics of each business segment by representing transactions as if conducted between a segment and an external party. Prior periods have been restated to reflect these segment allocation changes. While the segment allocation changes had no effect on the Company's consolidated net income, they affected the net income of each segment.

    The principal revenues and expenses that have been reallocated among the segments are:

    -- Retail Customer Fixed Income Transactions - The results of the individual fixed income business are now allocated between IS and IIG to reflect the relative value from both the execution of the retail customer trading activities through IS and the retail customer relationship management through IIG. Previously, the trading results of this business were reflected entirely in IS.

    -- Money Market Funds - Retail customers of IIG invest in money market funds managed by the Company. A percentage of the fund management fees associated with these investments is now allocated to IIG. Previously, all of these fees were reflected in IM.

    -- Transfer Agency Costs - IIG provides certain transfer agency-related activities for mutual funds, including funds managed by the Company. IM receives revenue from these funds and now reimburses certain transfer agency-related costs, including costs related to mailings, to IIG. Previously, these costs were not reimbursed by IM.

    -- Certain Mutual Fund Distribution Fees - Retail customers invest in shares of mutual funds managed by the Company. The segment results now reflect the establishment of a third party distribution relationship between IM and IIG relating to the sales of these funds. Accordingly, IM now reports the distribution fees, contingent deferred sales charge revenues and commission expenses paid to IIG associated with these sales. IIG results now reflect these commission revenues associated with current period sales. Previously, all of the revenues and expenses associated with these transactions were reported by IIG.

    As a result of treating these intersegment transactions as external transactions, the Company has a new "Intersegment
Eliminations" category to reconcile the segment results to the Company's consolidated results. The net income/loss in Intersegment Eliminations represents the effect of timing differences associated with the revenue and expense recognition of commissions paid by IM to IIG and the related compensation costs paid to IIG's financial advisors.

                            MORGAN STANLEY
                           Financial Summary
                   (unaudited, dollars in millions)

                                         Quarter Ended            %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                   ------------- -------------  ------
Net revenues
 Institutional Securities           $      2,793   $     2,117    32%
 Individual Investor Group                 1,054         1,028     3%
 Investment Management                       653           642     2%
 Credit Services                             834           933   (11%)
 Intersegment Eliminations                   (83)          (81)   (2%)
                                   ------------- -------------
  Consolidated net revenues         $      5,251   $     4,639    13%
                                   ============= =============
Net income / (loss)
 Institutional Securities           $        825   $       264     *
 Individual Investor Group                   125            18     *
 Investment Management                       116            97    20%
 Credit Services                             185           209   (11%)
 Intersegment Eliminations                    18            23   (22%)
                                   ------------- -------------
  Consolidated net income           $      1,269  $        611   108%
                                   ============= =============

Basic earnings per common share     $       1.18  $       0.57   107%

Diluted earnings per common share   $       1.15  $       0.55   109%

Average common shares outstanding
 Basic                                   1,077.7       1,081.7
 Diluted                                 1,100.6       1,105.5
Period end common
 shares outstanding                      1,088.1       1,093.1

Return on common equity                    22.0%         11.4%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.
      The Company's segment results have been restated to reflect certain segment allocation changes. While such changes had no effect on the Company's consolidated net income, they impacted the net income of each segment. For a discussion of the nature of these changes, see "Explanatory Note" immediately preceding the financial pages of this release.

                            MORGAN STANLEY
                           Financial Summary
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities           $      2,793  $      2,680     4%
 Individual Investor Group                 1,054           952    11%
 Investment Management                       653           608     7%
 Credit Services                             834           884    (6%)
 Intersegment Eliminations                   (83)          (79)   (5%)
                                    ------------  ------------
  Consolidated net revenues         $      5,251   $     5,045     4%
                                    ============  ============
Net income / (loss)
 Institutional Securities           $        825   $       283     *
 Individual Investor Group                   125            32     *
 Investment Management                       116            77    51%
 Credit Services                             185           190    (3%)
 Intersegment Eliminations                    18            17     6%
                                    ------------  ------------
  Consolidated net income           $      1,269  $        599   112%
                                    ============  ============

Basic earnings per common share     $       1.18  $       0.56   111%

Diluted earnings per common share   $       1.15  $       0.55   109%

Average common shares outstanding
 Basic                                   1,077.7       1,077.4
 Diluted                                 1,100.6       1,097.5
Period end common
 shares outstanding                      1,088.1       1,086.7

Return on common equity                    22.0%         10.6%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.
      The Company's segment results have been restated to reflect certain segment allocation changes. While such changes had no effect on the Company's consolidated net income, they impacted the net income of each segment. For a discussion of the nature of these changes, see "Explanatory Note" immediately preceding the financial pages of this release.

                            MORGAN STANLEY
                           Financial Summary
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Net revenues
 Institutional Securities           $      8,607   $     7,272    18%
 Individual Investor Group                 2,928         3,134    (7%)
 Investment Management                     1,851         2,097   (12%)
 Credit Services                           2,616         2,630    (1%)
 Intersegment Eliminations                  (232)         (264)   12%
                                    ------------  ------------
  Consolidated net revenues         $     15,770   $    14,869     6%
                                    ============  ============
Net income / (loss)
 Institutional Securities           $      1,711   $     1,219    40%
 Individual Investor Group                   186            70     *
 Investment Management                       265           334   (21%)
 Credit Services                             557           569    (2%)
 Intersegment Eliminations                    54            64   (16%)
                                    ------------  ------------
  Consolidated net income           $      2,773   $     2,256    23%
                                    ============  ============

Basic earnings per common share     $       2.57   $      2.08    24%

Diluted earnings per common share   $       2.52   $      2.03    24%

Average common shares outstanding
 Basic                                   1,077.1       1,084.1
 Diluted                                 1,098.2       1,112.0
Period end common
 shares outstanding                      1,088.1       1,093.1

Return on common equity                    16.3%         14.3%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.
      The Company's segment results have been restated to reflect certain segment allocation changes. While such changes had no effect on the Company's consolidated net income, they impacted the net income of each segment. For a discussion of the nature of these changes, see "Explanatory Note" immediately preceding the financial pages of this release.

----------------------------------------------------------------------

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $        608  $        470    29%
Principal transactions:
 Trading                                   2,105           469     *
 Investments                                  38           (64)    *
Commissions                                  775           854    (9%)
Fees:
 Asset management, distribution
  and administration                         956           969    (1%)
 Merchant and cardmember                     340           359    (5%)
 Servicing                                   462           510    (9%)
Interest and dividends                     3,534         4,376   (19%)
Other                                        111           216   (49%)
                                    ------------  ------------
 Total revenues                            8,929         8,159     9%
Interest expense                           3,368         3,188     6%
Provision for consumer loan losses           310           332    (7%)
                                    ------------  ------------
 Net revenues                              5,251         4,639    13%
                                    ------------  ------------
Compensation and benefits                  1,938         2,064    (6%)
Occupancy and equipment                      191           198    (4%)
Brok., clearing and exchange fees            212           207     2%
Info processing and communications           313           341    (8%)
Marketing and business development           199           285   (30%)
Professional services                        283           273     4%
Other                                        238           302   (21%)
                                    ------------  ------------
 Total non-interest expenses               3,374         3,670    (8%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   1,877           969    94%
Income tax expense                           561           337    66%
Div. on pref. securities subject
 to mandatory redemption                      47            21   124%
                                    ------------  ------------
Net income                          $      1,269   $       611   108%
                                    ============  ============

Comp & benefits as a % of net rev.           37%           44%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                  $        608   $       536    13%
Principal transactions:
 Trading                                   2,105         1,583    33%
 Investments                                  38            59   (36%)
Commissions                                  775           709     9%
Fees:
 Asset management, distribution
  and administration                         956           881     9%
 Merchant and cardmember                     340           339    --
 Servicing                                   462           503    (8%)
Interest and dividends                     3,534         3,692    (4%)
Other                                        111           112    (1%)
                                    ------------  ------------
 Total revenues                            8,929         8,414     6%
Interest expense                           3,368         3,060    10%
Provision for consumer loan losses           310           309    --
                                    ------------  ------------
 Net revenues                              5,251         5,045     4%
                                    ------------  ------------
Compensation and benefits                  1,938         2,274   (15%)
Occupancy and equipment                      191           195    (2%)
Brok., clearing and exchange fees            212           202     5%
Info processing and communications           313           316    (1%)
Marketing and business development           199           250   (20%)
Professional services                        283           259     9%
Other                                        238           634   (62%)
                                    ------------  ------------
 Total non-interest expenses               3,374         4,130   (18%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   1,877           915   105%
Income tax expense                           561           276   103%
Div. on pref. securities subject
 to mandatory redemption                      47            40    18%
                                    ------------  ------------
Net income                           $     1,269   $       599   112%
                                    ============  ============

Comp & benefits as a % of net rev.           37%           45%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
               Consolidated Income Statement Information
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $      1,733   $     1,807    (4%)
Principal transactions:
 Trading                                   5,244         2,297   128%
 Investments                                  75           (47)    *
Commissions                                2,157         2,531   (15%)
Fees:
 Asset management, distribution
  and administration                       2,733         3,030   (10%)
 Merchant and cardmember                   1,042         1,048    (1%)
 Servicing                                 1,532         1,556    (2%)
Interest and dividends                    11,015        12,089    (9%)
Other                                        310           543   (43%)
                                    ------------  ------------
 Total revenues                           25,841        24,854     4%
Interest expense                           9,116         8,968     2%
Provision for consumer loan losses           955         1,017    (6%)
                                    ------------  ------------
 Net revenues                             15,770        14,869     6%
                                    ------------  ------------
Compensation and benefits                  6,763         6,794    --
Occupancy and equipment                      582           604    (4%)
Brok., clearing and exchange fees            605           566     7%
Info processing and communications           945         1,000    (6%)
Marketing and business development           711           781    (9%)
Professional services                        767           748     3%
Other                                      1,179           813    45%
                                    ------------  ------------
 Total non-interest expenses              11,552        11,306     2%
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   4,218         3,563    18%
Income tax expense                         1,336         1,242     8%
Div. on pref. securities subject
 to mandatory redemption                     109            65    68%
                                    ------------  ------------
Net income                          $      2,773   $     2,256    23%
                                    ============  ============

Comp & benefits as a % of net rev.           43%           46%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
         Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $        518  $        399    30%
Principal transactions:
 Trading                                   1,931           326     *
 Investments                                  30            14   114%
Commissions                                  440           548   (20%)
Asset management, distribution
 and administration fees                      24            24    --
Interest and dividends                     2,943         3,618   (19%)
Other                                         60            72   (17%)
                                    ------------  ------------
 Total revenues                            5,946         5,001    19%
Interest expense                           3,153         2,884     9%
                                    ------------  ------------
 Net revenues                              2,793         2,117    32%
                                    ------------  ------------

Total non-interest expenses                1,589         1,699    (6%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   1,204           418     *
Income tax expense                           332           133   150%
Div. on pref. securities subject
 to mandatory redemption                      47            21   124%
                                    ------------  ------------
Net income                          $        825  $        264     *
                                    ============  ============

Pre-tax profit margin (1)                    41%           19%
After-tax profit margin (2)                  30%           12%

--------------------------
(1) Income before taxes, less dividends on preferred securities as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
         Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                  $        518  $        462    12%
Principal transactions:
 Trading                                   1,931         1,416    36%
 Investments                                  30            46   (35%)
Commissions                                  440           423     4%
Asset management, distribution
 and administration fees                      24            22     9%
Interest and dividends                     2,943         3,075    (4%)
Other                                         60            75   (20%)
                                    ------------  ------------
 Total revenues                            5,946         5,519     8%
Interest expense                           3,153         2,839    11%
                                    ------------  ------------
 Net revenues                              2,793         2,680     4%
                                    ------------  ------------

Total non-interest expenses                1,589         2,280   (30%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   1,204           400     *
Income tax expense                           332            77     *
Div. on pref. securities subject
 to mandatory redemption                      47            40    18%
                                    ------------  ------------
Net income                          $        825  $        283     *
                                    ============  ============

Pre-tax profit margin (1)                    41%           13%
After-tax profit margin (2)                  30%           11%

--------------------------
(1) Income before taxes, less dividends on preferred securities as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
         Institutional Securities Income Statement Information
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $      1,481  $      1,584    (7%)
Principal transactions:
 Trading                                   4,749         1,809     *
 Investments                                  65            28   132%
Commissions                                1,279         1,577   (19%)
Asset management, distribution
 and administration fees                      68            66     3%
Interest and dividends                     9,212         9,968    (8%)
Other                                        197           307   (36%)
                                    ------------  ------------
 Total revenues                           17,051        15,339    11%
Interest expense                           8,444         8,067     5%
                                    ------------  ------------
 Net revenues                              8,607         7,272    18%
                                    ------------  ------------

Total non-interest expenses                6,062         5,363    13%
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   2,545         1,909    33%
Income tax expense                           725           625    16%
Div. on pref. securities subject
 to mandatory redemption                     109            65    68%
                                    ------------  ------------
Net income                           $     1,711   $     1,219    40%
                                    ============  ============

Pre-tax profit margin (1)                    28%           25%
After-tax profit margin (2)                  20%           17%

--------------------------
(1) Income before taxes, less dividends on preferred securities as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
        Individual Investor Group Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $        79   $        63     25%
Principal transactions:
 Trading                                     174           143    22%
 Investments                                   0           (46)    *
Commissions                                  348           325     7%
Asset management, distribution
 and administration fees                     364           352     3%
Interest and dividends                        92           112   (18%)
Other                                         35           126   (72%)
                                    ------------  ------------
 Total revenues                            1,092         1,075     2%
Interest expense                              38            47   (19%)
                                    ------------  ------------
 Net revenues                              1,054         1,028     3%
                                    ------------  ------------

Total non-interest expenses                  861           993   (13%)
                                    ------------  ------------

Income / (loss) before income taxes          193            35     *
Income tax expense / (benefit)                68            17     *
                                    ------------  ------------
Net income / (loss)                  $       125   $        18     *
                                    ============  ============

Pre-tax profit margin (1)                    18%            3%
After-tax profit margin (2)                  12%            2%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
        Individual Investor Group Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                  $         79  $         65    22%
Principal transactions:
 Trading                                     174           167     4%
 Investments                                   0             0    --
Commissions                                  348           300    16%
Asset management, distribution
 and administration fees                     364           333     9%
Interest and dividends                        92            91     1%
Other                                         35            35    --
                                    ------------  ------------
 Total revenues                            1,092           991    10%
Interest expense                              38            39    (3%)
                                    ------------  ------------
 Net revenues                              1,054           952    11%
                                    ------------  ------------

Total non-interest expenses                  861           887    (3%)
                                    ------------  ------------

Income / (loss) before income taxes          193            65     *
Income tax expense / (benefit)                68            33   106%
                                    ------------  ------------
Net income / (loss)                  $       125   $        32     *
                                    ============  ============

Pre-tax profit margin (1)                    18%            7%
After-tax profit margin (2)                  12%            3%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
        Individual Investor Group Income Statement Information
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $        224  $        198    13%
Principal transactions:
 Trading                                     495           488     1%
 Investments                                   0           (45)    *
Commissions                                  919         1,030   (11%)
Asset management, distribution
 and administration fees                   1,034         1,087    (5%)
Interest and dividends                       272           342   (20%)
Other                                         99           183   (46%)
                                    ------------  ------------
 Total revenues                            3,043         3,283    (7%)
Interest expense                             115           149   (23%)
                                    ------------  ------------
 Net revenues                              2,928         3,134    (7%)
                                    ------------  ------------

Total non-interest expenses                2,622         3,004   (13%)
                                    ------------  ------------

Income / (loss) before income taxes          306           130   135%
Income tax expense / (benefit)               120            60   100%
                                    ------------  ------------
Net income / (loss)                  $       186   $        70     *
                                    ============  ============

Pre-tax profit margin (1)                    11%            4%
After-tax profit margin (2)                   6%            2%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
          Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $         11  $          8    38%
Principal transactions:
 Investments                                   8           (32)  125%
Commissions                                   16            11    45%
Asset management, distribution
 and administration fees                     612           635    (4%)
Interest and dividends                         0             7     *
Other                                          8            15   (47%)
                                    ------------  ------------
 Total revenues                              655           644     2%
Interest expense                               2             2    --
                                    ------------  ------------
 Net revenues                                653           642     2%
                                    ------------  ------------

Total non-interest expenses                  496           477     4%
                                    ------------  ------------
Income before income taxes                   157           165    (5%)
Income tax expense                            41            68   (40%)
                                    ------------  ------------
Net income                          $        116   $        97    20%
                                    ============  ============

Pre-tax profit margin (1)                    24%           26%
After-tax profit margin (2)                  18%           15%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
          Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                  $         11  $          9    22%
Principal transactions:
 Investments                                   8            13   (38%)
Commissions                                   16            13    23%
Asset management, distribution
 and administration fees                     612           565     8%
Interest and dividends                         0             0    --
Other                                          8            10   (20%)
                                    ------------  ------------
 Total revenues                              655           610     7%
Interest expense                               2             2    --
                                    ------------  ------------
 Net revenues                                653           608     7%
                                    ------------  ------------

Total non-interest expenses                  496           489     1%
                                    ------------  ------------
Income before income taxes                   157           119    32%
Income tax expense                            41            42    (2%)
                                    ------------  ------------
Net income                           $       116   $        77    51%
                                    ============  ============

Pre-tax profit margin (1)                    24%           20%
After-tax profit margin (2)                  18%           13%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
          Investment Management Income Statement Information
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $         28  $         25    12%
Principal transactions:
 Investments                                  10           (30)  133%
Commissions                                   41            36    14%
Asset management, distribution
 and administration fees                   1,752         2,004   (13%)
Interest and dividends                         2            17   (88%)
Other                                         23            47   (51%)
                                    ------------  ------------
 Total revenues                            1,856         2,099   (12%)
Interest expense                               5             2   150%
                                    ------------  ------------
 Net revenues                              1,851         2,097   (12%)
                                    ------------  ------------

Total non-interest expenses                1,461         1,547    (6%)
                                    ------------  ------------
Income before income taxes                   390           550   (29%)
Income tax expense                           125           216   (42%)
                                    ------------  ------------
Net income                           $       265   $       334   (21%)
                                    ============  ============

Pre-tax profit margin (1)                    21%           26%
After-tax profit margin (2)                  14%           16%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $        340  $        359    (5%)
 Servicing                                   462           510    (9%)
Other                                         18            12    50%
                                    ------------  ------------
 Total non-interest revenues                 820           881    (7%)

Interest revenue                             515           646   (20%)
Interest expense                             191           262   (27%)
                                    ------------  ------------
 Net interest income                         324           384   (16%)

Provision for consumer loan losses           310           332    (7%)
                                    ------------  ------------
 Net credit income                            14            52   (73%)
                                    ------------  ------------
 Net revenues                                834           933   (11%)
                                    ------------  ------------

Total non-interest expenses                  542           617   (12%)
                                    ------------  ------------
Income before taxes                          292           316    (8%)
Income tax expense                           107           107    --
                                    ------------  ------------
Net income                          $        185  $        209   (11%)
                                    ============  ============

Pre-tax profit margin (1)                    35%           34%
After-tax profit margin (2)                  22%           22%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $        340  $        339    --
 Servicing                                   462           503    (8%)
Other                                         18             5     *
                                    ------------  ------------
 Total non-interest revenues                 820           847    (3%)

Interest revenue                             515           543    (5%)
Interest expense                             191           197    (3%)
                                    ------------  ------------
 Net interest income                         324           346    (6%)

Provision for consumer loan losses           310           309    --
                                    ------------  ------------
 Net credit income                            14            37   (62%)
                                    ------------  ------------
 Net revenues                                834           884    (6%)
                                    ------------  ------------

Total non-interest expenses                  542           582    (7%)
                                    ------------  ------------
Income before taxes                          292           302    (3%)
Income tax expense                           107           112    (4%)
                                    ------------  ------------
Net income                           $       185   $       190    (3%)
                                    ============  ============

Pre-tax profit margin (1)                    35%           34%
After-tax profit margin (2)                  22%           21%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $      1,042  $      1,048    (1%)
 Servicing                                 1,532         1,556    (2%)
Other                                         20            31   (35%)
                                    ------------  ------------
 Total non-interest revenues               2,594         2,635    (2%)

Interest revenue                           1,604         1,801   (11%)
Interest expense                             627           789   (21%)
                                    ------------  ------------
 Net interest income                         977         1,012    (3%)

Provision for consumer loan losses           955         1,017    (6%)
                                    ------------  ------------
 Net credit income                            22            (5)    *
                                    ------------  ------------
 Net revenues                              2,616         2,630    (1%)
                                    ------------  ------------

Total non-interest expenses                1,732         1,751    (1%)
                                    ------------  ------------
Income before taxes                          884           879     1%
Income tax expense                           327           310     5%
                                    ------------  ------------
Net income                          $        557  $        569    (2%)
                                    ============  ============

Pre-tax profit margin (1)                    34%           33%
After-tax profit margin (2)                  21%           22%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $        523  $        525    --
 Servicing                                     0             0    --
Other                                         19            25   (24%)
                                    ------------  ------------
 Total non-interest revenues                 542           550    (1%)

Interest revenue                           1,576         1,643    (4%)
Interest expense                             391           483   (19%)
                                    ------------  ------------
 Net interest income                       1,185         1,160     2%

Provision for consumer loan losses           893           777    15%
                                    ------------  ------------
 Net credit income                           292           383   (24%)
                                    ------------  ------------
 Net revenues                                834           933   (11%)
                                    ------------  ------------

Total non-interest expenses                  542           617   (12%)
                                    ------------  ------------
Income before taxes                          292           316    (8%)
Income tax expense                           107           107    --
                                    ------------  ------------
Net income                           $       185   $       209   (11%)
                                    ============  ============

Pre-tax profit margin (1)                    35%           34%
After-tax profit margin (2)                  22%           22%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

'
                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $        523  $        524    --
 Servicing                                     0             0    --
Other                                         19            35   (46%)
                                    ------------  ------------
 Total non-interest revenues                 542           559    (3%)

Interest revenue                           1,576         1,592    (1%)
Interest expense                             391           410    (5%)
                                    ------------  ------------
 Net interest income                       1,185         1,182    --

Provision for consumer loan losses           893           857     4%
                                    ------------  ------------
 Net credit income                           292           325   (10%)
                                    ------------  ------------
 Net revenues                                834           884    (6%)
                                    ------------  ------------

Total non-interest expenses                  542           582    (7%)
                                    ------------  ------------
Income before taxes                          292           302    (3%)
Income tax expense                           107           112    (4%)
                                    ------------  ------------
Net income                          $        185  $        190    (3%)
                                    ============  ============

Pre-tax profit margin (1)                    35%           34%
After-tax profit margin (2)                  22%           21%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $      1,594  $      1,568     2%
 Servicing                                     0             0    --
Other                                        108            77    40%
                                    ------------  ------------
 Total non-interest revenues               1,702         1,645     3%

Interest revenue                           4,748         4,868    (2%)
Interest expense                           1,242         1,462   (15%)
                                    ------------  ------------
 Net interest income                       3,506         3,406     3%

Provision for consumer loan losses         2,592         2,421     7%
                                    ------------  ------------
 Net credit income                           914           985    (7%)
                                    ------------  ------------
 Net revenues                              2,616         2,630    (1%)
                                    ------------  ------------

Total non-interest expenses                1,732         1,751    (1%)
                                    ------------  ------------
Income before taxes                          884           879     1%
Income tax expense                           327           310     5%
                                    ------------  ------------
Net income                          $        557  $        569    (2%)
                                    ============  ============

Pre-tax profit margin (1)                    34%           33%
After-tax profit margin (2)                  21%           22%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $          0  $          0    --
Principal transactions:
 Trading                                       0             0    --
 Investments                                   0             0    --
Commissions                                  (29)          (30)    3%
Asset management, distribution
 and administration fees                     (44)          (42)   (5%)
Interest and dividends                       (16)           (7) (129%)
Other                                        (10)           (9)  (11%)
                                    ------------  ------------
 Total revenues                              (99)          (88)  (13%)
Interest expense                             (16)           (7) (129%)
                                    ------------  ------------
 Net revenues                                (83)          (81)   (2%)
                                    ------------  ------------

Total non-interest expenses                 (114)         (116)    2%
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                      31            35   (11%)
Income tax expense                            13            12     8%
                                    ------------  ------------
Net income                           $        18   $        23   (22%)
                                    ============  ============

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                  $          0  $          0    --
Principal transactions:
 Trading                                       0             0    --
 Investments                                   0             0    --
Commissions                                  (29)          (27)   (7%)
Asset management, distribution
 and administration fees                     (44)          (39)  (13%)
Interest and dividends                       (16)          (17)    6%
Other                                        (10)          (13)   23%
                                    ------------  ------------
 Total revenues                              (99)          (96)   (3%)
Interest expense                             (16)          (17)    6%
                                    ------------  ------------
 Net revenues                                (83)          (79)   (5%)
                                    ------------  ------------

Total non-interest expenses                 (114)         (108)   (6%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                      31            29     7%
Income tax expense                            13            12     8%
                                    ------------  ------------
Net income                           $        18   $        17     6%
                                    ============  ============

                            MORGAN STANLEY
                       Intersegment Eliminations
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $          0  $          0    --
Principal transactions:
 Trading                                       0             0    --
 Investments                                   0             0    --
Commissions                                  (82)         (112)   27%
Asset management, distribution
 and administration fees                    (121)         (127)    5%
Interest and dividends                       (75)          (39)  (92%)
Other                                        (29)          (25)  (16%)
                                    ------------  ------------
 Total revenues                             (307)         (303)   (1%)
Interest expense                             (75)          (39)  (92%)
                                    ------------  ------------
 Net revenues                               (232)         (264)   12%
                                    ------------  ------------

Total non-interest expenses                 (325)         (359)    9%
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                      93            95    (2%)
Income tax expense                            39            31    26%
                                    ------------  ------------
Net income                           $        54   $        64   (16%)
                                    ============  ============

----------------------------------------------------------------------

                            MORGAN STANLEY
              Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------

Total assets (millions)             $    580,632  $    516,772    12%
Adjusted assets (1)                 $    392,820  $    361,517     9%
Period end common shares
 outstanding(millions)                   1,088.1       1,093.1    --
Book value per common share         $      21.79  $      19.59    11%
Shareholders' equity (millions) (2) $     26,517  $     22,626    17%
Total capital (millions) (3)        $     78,241  $     66,631    17%
Worldwide employees                       52,205        57,799   (10%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread   $         42  $         45
  Equity price                                25            22
  Foreign exchange rate                        7             7
  Commodity price                             27            22
  Aggregate trading VaR             $         54  $         54

--------------------------
(1) Represents total assets less assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. See page F-18 for further information.
(2) Includes preferred and common equity and preferred securities subject to mandatory redemption.
(3) Includes preferred and common equity, preferred securities subject to mandatory redemption, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's Institutional trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's Institutional trading businesses.
    For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part
    II, Item 7A "Quantitative and Qualitative Disclosures about
    Market Risk" in the firm's Annual Report on Form 10-K for the fiscal year ended November 30, 2002.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------

Total assets (millions)             $    580,632  $    586,881    (1%)
Adjusted assets (1)                 $    392,820  $    406,977    (3%)
Period end common shares
 outstanding(millions)                   1,088.1       1,086.7    --
Book value per common share         $      21.79  $      20.83     5%
Shareholders' equity (millions) (2) $     26,517  $     25,341     5%
Total capital (millions) (3)        $     78,241  $     78,665    (1%)
Worldwide employees                       52,205        53,507    (2%)

Average Daily 99%/One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
  Interest rate and credit spread   $         42  $         41
  Equity price                                25            23
  Foreign exchange rate                        7            11
  Commodity price                             27            27
  Aggregate trading VaR             $         54  $         54

--------------------------
(1) Represents total assets less assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. See page F-18 for further information.
(2) Includes preferred and common equity and preferred securities subject to mandatory redemption.
(3) Includes preferred and common equity, preferred securities subject to mandatory redemption, capital units and the non-current portion of long-term debt.
(4) 99%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than one time every one hundred trading days in the Company's Institutional trading positions if the portfolio were held constant for a one day period.
    The Company's VaR incorporates substantially all financial instruments generating market risk that are managed by the Company's Institutional trading businesses.
    For a further discussion of the calculation of VaR and the limitations of the Company's VaR methodology, see Part
    II, Item 7A "Quantitative and Qualitative Disclosures about
    Market Risk" in the firm's Annual Report on Form 10-K for the fiscal year ended November 30, 2002.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
              Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)         $        130  $        149   (13%)
Underwriting revenue (millions)     $        388  $        250    55%

Sales and trading net revenue
(millions) (1)
  Equity                            $        830  $      1,052   (21%)
  Fixed income                      $      1,462  $        697   110%

Mergers and acquisitions announced trans (2)
 Morgan Stanley global market
  volume (billions)                 $       88.1  $      126.9
 Rank                                          5             4

Worldwide equity and related issues (2)
 Morgan Stanley global market
  volume (billions)                 $       22.4  $       13.7
 Rank                                          3             5

Individual Investor Group
Global financial advisors                 11,326        13,590   (17%)

Total client assets (billions)      $        544  $        520     5%
Fee-based client account
 assets (billions) (3)              $        122  $        107    14%
Fee-based assets as a % of
 client assets                               22%           21%

Domestic retail locations                    525           649   (19%)

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2)   Source: Thomson Financial Securities Data - January 1 to
      August 31, 2003.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                              (unaudited)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)         $        130  $        141    (8%)
Underwriting revenue (millions)     $        388  $        321    21%

Sales and trading net revenue
(millions) (1)
  Equity                            $        830  $        865    (4%)
  Fixed income                      $      1,462  $      1,282    14%

Mergers and acquisitions announced trans (2)
 Morgan Stanley global market
  volume (billions)                 $       88.1  $       48.4
 Rank                                          5             6

Worldwide equity and related issues (2)
 Morgan Stanley global market
  volume (billions)                 $       22.4  $       13.5
 Rank                                          3             2

Individual Investor Group
Global financial advisors                 11,326        11,644    (3%)

Total client assets (billions)      $        544  $        532     2%
Fee-based client account
 assets (billions) (3)              $        122  $        113     8%
Fee-based assets as a % of
 client assets                               22%           21%

Domestic retail locations                    525           547    (4%)

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
(2)   Source: Thomson Financial Securities Data - January 1 to
      August 31, 2003.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                              (unaudited)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Institutional Securities
Advisory revenue (millions)         $        437  $        690   (37%)
Underwriting revenue (millions)     $      1,044  $        894    17%

Sales and trading net revenue
(millions) (1)
  Equity                            $      2,672  $      2,907    (8%)
  Fixed income                      $      4,379  $      2,657    65%

--------------------------
(1) Includes principal trading, commissions and net interest revenue.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
                           Statistical Data
                              (unaudited)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------

Investment Management ($ billions)

Net flows
  Retail                            $        4.9  $       (0.7)    *
  Institutional                             (2.1)          0.0     *
                                    ------------  ------------
   Net flows excluding money markets         2.8          (0.7)    *
                                    ------------  ------------
  Money markets                              0.2           1.0   (80%)

Assets under management or supervision by distribution channel
  Retail                            $        268  $        260     3%
  Institutional                              165           164     1%
                                    ------------  ------------
   Total                            $        433  $        424     2%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                            $        189  $        175     8%
  Fixed income                               123           127    (3%)
  Money market                                66            66    --
  Other (1)                                   55            56    (2%)
                                    ------------  ------------
   Total                            $        433  $        424     2%
                                    ============  ============

--------------------------
(1)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                           Statistical Data
                              (unaudited)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------

Investment Management ($ billions)

Net flows
  Retail                            $        4.9  $        1.2     *
  Institutional                             (2.1)         (4.0)   48%
                                    ------------  ------------
   Net flows excluding money markets         2.8          (2.8)    *
                                    ------------  ------------
  Money markets                              0.2          (2.6)  108%

Assets under management or supervision by distribution channel
  Retail                            $        268  $        259     3%
  Institutional                              165           162     2%
                                    ------------  ------------
   Total                            $        433  $        421     3%
                                    ============  ============

Assets under management or supervision by asset class
  Equity                            $        189  $        174     9%
  Fixed income                               123           127    (3%)
  Money market                                66            65     2%
  Other (1)                                   55            55    --
                                    ------------  ------------
   Total                            $        433  $        421     3%
                                    ============  ============

--------------------------
(1)   Includes Alternative Investments.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
                           Statistical Data
                              (unaudited)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------

Investment Management ($ billions)

Net flows
  Retail                            $        5.6  $        2.1     *
  Institutional                             (8.6)         (1.2)    *
                                    ------------  ------------
   Net flows excluding money markets        (3.0)          0.9     *
                                    ------------  ------------
  Money markets                             (3.3)         (4.3)   23%

--------------------------
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY
              Financial Information and Statistical Data
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Credit Services

Owned credit card loans
 Period end                         $     18,106  $     21,452   (16%)
 Average                            $     18,600  $     20,083    (7%)

Managed credit card loans (1)
 Period end                         $     49,965  $     49,677     1%
 Average                            $     50,663  $     49,344     3%
 Interest yield                           11.94%        12.86% (92 bp)
 Interest spread                           8.91%         8.91%   0 bp
 Net charge-off rate                       6.90%         6.07%  83 bp
 Delinquency rate (over 30 days)           6.05%         5.72%  33 bp
 Delinquency rate (over 90 days)           2.91%         2.49%  42 bp

 Transaction volume (billions)      $       24.8  $       24.3     2%
 Accounts (millions)                        46.3          46.2    --
 Active accounts (millions)                 21.3          22.8    (7%)
 Average receivables per average
  active account (actual $)         $      2,348  $      2,145     9%
 Securitization gain                $         (9) $         (3)    *

--------------------------
(1)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Credit Services

Owned credit card loans
 Period end                         $     18,106  $     18,465    (2%)
 Average                            $     18,600  $     19,120    (3%)

Managed credit card loans (1)
 Period end                         $     49,965  $     50,880    (2%)
 Average                            $     50,663  $     51,174    (1%)
 Interest yield                           11.94%        11.97%  (3 bp)
 Interest spread                           8.91%         8.78%  13 bp
 Net charge-off rate                       6.90%         6.50%  40 bp
 Delinquency rate (over 30 days)           6.05%         6.21% (16 bp)
 Delinquency rate (over 90 days)           2.91%         3.01% (10 bp)

 Transaction volume (billions)      $       24.8  $       24.0     3%
 Accounts (millions)                        46.3          46.4    --
 Active accounts (millions)                 21.3          21.8    (2%)
 Average receivables per average
  active account (actual $)         $      2,348  $      2,319     1%
 Securitization gain                $         (9) $         11     *

--------------------------
(1)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
              Financial Information and Statistical Data
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Credit Services

Owned credit card loans
 Period end                         $     18,106  $     21,452   (16%)
 Average                            $     19,991  $     20,333    (2%)

Managed credit card loans (1)
 Period end                         $     49,965  $     49,677     1%
 Average                            $     51,537  $     49,701     4%
 Interest yield                           11.90%        12.71% (81 bp)
 Interest spread                           8.69%         8.75%  (6 bp)
 Net charge-off rate                       6.52%         6.28%  24 bp
 Delinquency rate (over 30 days)           6.05%         5.72%  33 bp
 Delinquency rate (over 90 days)           2.91%         2.49%  42 bp

 Transaction volume (billions)      $       74.9  $       72.0     4%
 Accounts (millions)                        46.3          46.2    --
 Active accounts (millions)                 21.3          22.8    (7%)
 Average receivables per average
  active account (actual $)         $      2,333  $      2,109    11%
 Securitization gain                $         37  $         16   131%

--------------------------
(1)   Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY

    The following page (F-13) presents more detailed financial information regarding the results of operations for the combined institutional securities, individual investor group and investment management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company's results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley provides this type of presentation for its credit services activities page (F-14) in order to provide helpful comparison to other credit card issuers.

----------------------------------------------------------------------


                            MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                 Combined Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $        608  $        470    29%
Principal transactions:
 Trading                                   2,105           469     *
 Investments                                  38           (64)    *
Commissions                                  775           854    (9%)
Asset management, distribution
 and administration fees                     956           969    (1%)
Interest and dividends                     3,029         3,730   (19%)
Other                                         96           207   (54%)
                                    ------------  ------------
 Total revenues                            7,607         6,635    15%
Interest expense                           3,187         2,926     9%
                                    ------------  ------------
 Net revenues                              4,420         3,709    19%
                                    ------------  ------------
Compensation and benefits                  1,746         1,858    (6%)
Occupancy and equipment                      170           180    (6%)
Brok., clearing and exchange fees            212           207     2%
Info processing and communications           227           247    (8%)
Marketing and business development           108           139   (22%)
Professional services                        218           211     3%
Other                                        154           214   (28%)
                                    ------------  ------------
 Total non-interest expenses               2,835         3,056    (7%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   1,585           653   143%
Income tax expense                           454           230    97%
Div. on pref. securities subject
 to mandatory redemption                      47            21   124%
                                    ------------  ------------
Net income                          $      1,084  $        402     *
                                    ============  ============

Comp & benefits as a % of net rev.           40%           50%
Non-comp expenses as a % of net rev.         25%           32%

Pre-tax profit margin (2)                    35%           17%
After-tax profit margin (3)                  25%           11%

Number of employees (4)                   37,493        42,585   (12%)

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) Income before taxes, less dividends on preferred securities as a % of net revenues.
(3)   Net income as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                 Combined Income Statement Information
                   (unaudited, dollars in millions)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Investment banking                  $        608  $        536    13%
Principal transactions:
 Trading                                   2,105         1,583    33%
 Investments                                  38            59   (36%)
Commissions                                  775           709     9%
Asset management, distribution
 and administration fees                     956           881     9%
Interest and dividends                     3,029         3,159    (4%)
Other                                         96           113   (15%)
                                    ------------  ------------
 Total revenues                            7,607         7,040     8%
Interest expense                           3,187         2,873    11%
                                    ------------  ------------
 Net revenues                              4,420         4,167     6%
                                    ------------  ------------
Compensation and benefits                  1,746         2,071   (16%)
Occupancy and equipment                      170           176    (3%)
Brok., clearing and exchange fees            212           202     5%
Info processing and communications           227           234    (3%)
Marketing and business development           108           122   (11%)
Professional services                        218           196    11%
Other                                        154           553   (72%)
                                    ------------  ------------
 Total non-interest expenses               2,835         3,554   (20%)
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   1,585           613     *
Income tax expense                           454           164     *
Div. on pref. securities subject
 to mandatory redemption                      47            40    18%
                                    ------------  ------------
Net income                          $      1,084  $        409     *
                                    ============  ============

Comp & benefits as a % of net rev.           40%           50%
Non-comp expenses as a % of net rev.         25%           36%

Pre-tax profit margin (2)                    35%           14%
After-tax profit margin (3)                  25%           10%

Number of employees (4)                  37,493        38,031     (1%)

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) Income before taxes, less dividends on preferred securities as a % of net revenues.
(3)   Net income as a % of net revenues.
(4) Includes Institutional Securities, Individual Investor Group, Investment Management and Infrastructure/Company areas.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
 Inst'l Securities, Individual Investor Group and Investment Mgm't (1)
                 Combined Income Statement Information
                   (unaudited, dollars in millions)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Investment banking                  $      1,733  $      1,807    (4%)
Principal transactions:
 Trading                                   5,244         2,297   128%
 Investments                                  75           (47)    *
Commissions                                2,157         2,531   (15%)
Asset management, distribution
 and administration fees                   2,733         3,030   (10%)
Interest and dividends                     9,471        10,302    (8%)
Other                                        299           519   (42%)
                                    ------------  ------------
 Total revenues                           21,712        20,439     6%
Interest expense                           8,549         8,193     4%
                                    ------------  ------------
 Net revenues                             13,163        12,246     7%
                                    ------------  ------------
Compensation and benefits                  6,154         6,199    (1%)
Occupancy and equipment                      522           552    (5%)
Brok., clearing and exchange fees            605           566     7%
Info processing and communications           689           735    (6%)
Marketing and business development           339           413   (18%)
Professional services                        588           576     2%
Other                                        932           521    79%
                                    ------------  ------------
 Total non-interest expenses               9,829         9,562     3%
                                    ------------  ------------
Income before taxes and dividends
 on preferred securities subject
 to mandatory redemption                   3,334         2,684    24%
Income tax expense                         1,009           932     8%
Div. on pref. securities subject
 to mandatory redemption                     109            65    68%
                                    ------------  ------------
Net income                          $      2,216  $      1,687    31%
                                    ============  ============

Comp & benefits as a % of net rev.           47%           51%
Non-comp expenses as a % of net rev.         28%           27%

Pre-tax profit margin (2)                    25%           21%
After-tax profit margin (3)                  17%           14%

--------------------------
(1)   Includes the elimination of intersegment activity.
(2) Income before taxes, less dividends on preferred securities as a % of net revenues.
(3)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 F-13

----------------------------------------------------------------------

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended           %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $        523  $        525    --
 Servicing                                     0             0    --
Other                                         19            25   (24%)
                                    ------------  ------------
 Total non-interest revenues                 542           550    (1%)
Interest revenue                           1,576         1,643    (4%)
Interest expense                             391           483   (19%)
                                    ------------  ------------
 Net interest income                       1,185         1,160     2%

Provision for consumer loan losses           893           777    15%
                                    ------------  ------------
 Net credit income                           292           383   (24%)
                                    ------------  ------------
 Net revenues                                834           933   (11%)
                                    ------------  ------------
Compensation and benefits                    192           206    (7%)
Occupancy and equipment                       21            18    17%
Info processing and communications            86            94    (9%)
Marketing and business development            91           146   (38%)
Professional services                         65            62     5%
Other                                         87            91    (4%)
                                    ------------  ------------
Total non-interest expenses                  542           617   (12%)
                                    ------------  ------------
Income before taxes                          292           316    (8%)
Income tax expense                           107           107    --
                                    ------------  ------------
Net income                          $        185  $        209   (11%)
                                    ============  ============

Comp & benefits as a % of net rev.           23%           22%
Non-comp expenses as a % of net rev.         42%           44%

Pre-tax profit margin (1)                    35%           34%
After-tax profit margin (2)                  22%           22%

Number of employees                       14,712        15,214    (3%)

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                          Quarter Ended           %
                                    Aug 31, 2003  May 31, 2003  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $        523  $        524    --
 Servicing                                     0             0    --
Other                                         19            35   (46%)
                                    ------------  ------------
 Total non-interest revenues                 542           559    (3%)
Interest revenue                           1,576         1,592    (1%)
Interest expense                             391           410    (5%)
                                    ------------  ------------
 Net interest income                       1,185         1,182    --

Provision for consumer loan losses           893           857     4%
                                    ------------  ------------
 Net credit income                           292           325   (10%)
                                    ------------  ------------
 Net revenues                                834           884    (6%)
                                    ------------  ------------
Compensation and benefits                    192           203    (5%)
Occupancy and equipment                       21            19    11%
Info processing and communications            86            82     5%
Marketing and business development            91           128   (29%)
Professional services                         65            63     3%
Other                                         87            87    --
                                    ------------  ------------
Total non-interest expenses                  542           582    (7%)
                                    ------------  ------------
Income before taxes                          292           302    (3%)
Income tax expense                           107           112    (4%)
                                    ------------  ------------
Net income                          $        185  $        190    (3%)
                                    ============  ============

Comp & benefits as a % of net rev.           23%           23%
Non-comp expenses as a % of net rev.         42%           43%

Pre-tax profit margin (1)                    35%           34%
After-tax profit margin (2)                  22%           21%

Number of employees                       14,712        15,476    (5%)

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                            MORGAN STANLEY
             Credit Services Income Statement Information
                   (unaudited, dollars in millions)
                         (Managed loan basis)

                                         Nine Months Ended        %
                                    Aug 31, 2003  Aug 31, 2002  Change
                                    ------------  ------------  ------
Fees:
 Merchant and cardmember            $      1,594  $      1,568     2%
 Servicing                                     0             0    --
Other                                        108            77    40%
                                    ------------  ------------
 Total non-interest revenues               1,702         1,645     3%
Interest revenue                           4,748         4,868    (2%)
Interest expense                           1,242         1,462   (15%)
                                    ------------  ------------
 Net interest income                       3,506         3,406     3%

Provision for consumer loan losses         2,592         2,421     7%
                                    ------------  ------------
 Net credit income                           914           985    (7%)
                                    ------------  ------------
 Net revenues                              2,616         2,630    (1%)
                                    ------------  ------------
Compensation and benefits                    609           595     2%
Occupancy and equipment                       60            52    15%
Info processing and communications           256           265    (3%)
Marketing and business development           372           368     1%
Professional services                        179           172     4%
Other                                        256           299   (14%)
                                    ------------  ------------
Total non-interest expenses                1,732         1,751    (1%)
                                    ------------  ------------
Income before taxes                          884           879     1%
Income tax expense                           327           310     5%
                                    ------------  ------------
Net income                          $        557  $        569    (2%)
                                    ============  ============

Comp & benefits as a % of net rev.           23%           23%
Non-comp expenses as a % of net rev.         43%           44%

Pre-tax profit margin (1)                    34%           33%
After-tax profit margin (2)                  21%           22%

--------------------------
(1)   Income before taxes as a % of net revenues.
(2)   Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

----------------------------------------------------------------------

                            MORGAN STANLEY

    The following pages (F-15 - F-17) present a reconciliation for certain information disclosed on pages F-7, F-12 and F-14.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assumes that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Credit Services business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.


                            MORGAN STANLEY
            Financial Information and Statistical Data (1)
                   (unaudited, dollars in millions)


                             Quarter Ended Aug 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,106 $ 18,600  10.28%    6.05%    6.26%  5.28%  2.54%
Securitized    31,859   32,063  12.91%   10.52%    7.26%  6.48%  3.12%
             -------- --------
Managed      $ 49,965 $ 50,663  11.94%    8.91%    6.90%  6.05%  2.91%
             ======== ========


                             Quarter Ended Aug 31, 2002
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 21,452 $ 20,083  12.09%    6.68%    6.07%  5.37%  2.38%
Securitized    28,225   29,261  13.40%   10.41%    6.07%  5.98%  2.57%
             -------- --------
Managed      $ 49,677 $ 49,344  12.86%    8.91%    6.07%  5.72%  2.49%
             ======== ========


                             Quarter Ended May 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,465 $ 19,120  10.57%    6.28%    5.92%  5.27%  2.56%
Securitized    32,415   32,054  12.81%   10.23%    6.84%  6.74%  3.27%
             -------- --------
Managed      $ 50,880 $ 51,174  11.97%    8.78%    6.50%  6.21%  3.01%
             ======== ========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 F-15

----------------------------------------------------------------------

                            MORGAN STANLEY
            Financial Information and Statistical Data (1)
                   (unaudited, dollars in millions)


                             Nine Months Ended Aug 31, 2003
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 18,106 $ 19,991  10.00%    5.64%    5.90%  5.28%  2.54%
Securitized    31,859   31,546  13.10%   10.56%    6.91%  6.48%  3.12%
             -------- --------
Managed      $ 49,965 $ 51,537  11.90%    8.69%    6.52%  6.05%  2.91%
             ======== ========


                             Nine Months Ended Aug 31, 2002
             ---------------------------------------------------------
General Purpose Credit Card Loans:                         Delinquency
                                                              Rate
                                                   Net    ------------
              Period           Interest Interest Charge-    30     90
                End     Avg     Yield    Spread   offs     Days   Days
             -------- -------- -------- -------- -------- ------ -----

Owned        $ 21,452 $ 20,333  11.15%    5.79%    6.14%  5.37%  2.38%
Securitized    28,225   29,368  13.79%   10.75%    6.37%  5.98%  2.57%
             -------- --------
Managed      $ 49,677 $ 49,701  12.71%    8.75%    6.28%  5.72%  2.49%
             ======== ========


--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 F-16

----------------------------------------------------------------------

                            MORGAN STANLEY
          Reconciliation of Managed Income Statement Data (1)
                   (unaudited, dollars in millions)

                            Quarter Ended           Nine Months Ended
                      Aug 31,  Aug 31,  May 31,     Aug 31,    Aug 31,
                       2003     2002     2003        2003       2002
                     -------- -------- --------   ---------- ---------
Merchant and
 cardmember fees:
  Owned               $  340   $  359   $  339     $  1,042  $  1,048
  Securitization Adj.    183      166      185          552       520
                     -------- -------- --------   ---------- ---------
  Managed             $  523   $  525   $  524     $  1,594  $  1,568
                     ======== ======== ========   ========== =========

Servicing fees:
  Owned               $  462   $  510   $  503     $  1,532  $  1,556
  Securitization Adj.   (462)    (510)    (503)      (1,532)   (1,556)
                     -------- -------- --------   ---------- ---------
  Managed             $    0   $    0   $    0     $      0  $      0
                     ======== ======== ========   ========== =========

Other:
  Owned               $   18   $   12   $    5     $     20  $     31
  Securitization Adj.      1       13       30           88        46
                     -------- -------- --------   ---------- ---------
  Managed             $   19   $   25   $   35     $    108  $     77
                     ======== ======== ========   ========== =========

Interest revenue:
  Owned               $  515   $  646   $  543     $  1,604  $  1,801
  Securitization Adj.  1,061      997    1,049        3,144     3,067
                     -------- -------- --------   ---------- ---------
  Managed             $1,576   $1,643   $1,592     $  4,748  $  4,868
                     ======== ======== ========   ========== =========

Interest expense:
  Owned               $  191   $  262   $  197     $    627  $    789
  Securitization Adj.    200      221      213          615       673
                     -------- -------- --------   ---------- ---------
  Managed             $  391   $  483   $  410     $  1,242  $  1,462
                     ======== ======== ========   ========== =========

Provision for consumer
 loan losses:
  Owned               $  310   $  332   $  309     $    955  $  1,017
  Securitization Adj.    583      445      548        1,637     1,404
                     -------- -------- --------   ---------- ---------
  Managed             $  893   $  777   $  857     $  2,592  $  2,421
                     ======== ======== ========   ========== =========

--------------------------
(1) The tables provide a reconciliation of certain managed and owned basis income statement data (merchant and cardmember fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 F-17

----------------------------------------------------------------------

                            MORGAN STANLEY

The following page (F-18) presents a reconciliation of adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company's overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. This ratio is adjusted to reflect the low-risk nature of assets attributable to matched resale agreements, certain securities borrowed transactions and segregated customer cash balances. In addition, the adjusted leverage ratio reflects the deduction from shareholders' equity of the amount of equity used to support goodwill, as the Company does not view this amount of equity as available to support its risk capital needs.


                            MORGAN STANLEY
                   Reconciliation of Adjusted Assets
            (unaudited, dollars in millions, except ratios)


                                            Quarter Ended
                                    Aug 31,      Aug 31,      May 31,
                                     2003         2002         2003
                                 -----------  -----------  -----------

Total assets                     $  580,632   $  516,772   $  586,881

Less:
 Lesser of securities purchased
  under agreements to resell
  or securities sold under
  agreements to repurchase          (74,271)     (65,512)     (71,374)
 Assets recorded under certain
  provisions of SFAS No. 140        (28,920)     (10,634)     (24,837)
 Lesser of securities borrowed
  or securities loaned              (57,490)     (45,567)     (55,388)
 Segregated customer cash and
  securities balances               (25,670)     (32,095)     (26,829)
 Goodwill                            (1,461)      (1,447)      (1,476)
                                 -----------  -----------  -----------
Adjusted assets                  $  392,820   $  361,517   $  406,977
                                 ===========  ===========  ===========

Shareholders' equity             $   23,707   $   21,416   $   22,631
Preferred securities subject
 to mandatory redemption              2,810        1,210        2,710
                                 -----------  -----------  -----------
 Subtotal                            26,517       22,626       25,341
Less: Goodwill                       (1,461)      (1,447)      (1,476)
                                 -----------  -----------  -----------
Tangible shareholders' equity    $   25,056   $   21,179   $   23,865
                                 ===========  ===========  ===========

Leverage ratio (1)                    23.2x        24.4x        24.6x
                                 ===========  ===========  ===========

Adjusted leverage ratio (2)           15.7x        17.1x        17.1x
                                 ===========  ===========  ===========

--------------------------
(1) Leverage ratio equals total assets divided by tangible shareholders' equity.
(2) Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 F-18



    CONTACT: Morgan Stanley, New York
             Investor Relations:
             William Pike, 212-761-0008
              or
             Media Relations:
             Raymond O'Rourke, 212-761-4262